UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 20, 2004

TRM CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Oregon	0-19657	93-0809419
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5208 N.E. 122nd Avenue
Portland, Oregon 97230

(Address of Principal Executive Offices) (Zip Code)

(503) 257-8766

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entering into a Material Definitive Agreement

On September 20, 2004, TRM Corporation (the “Company”) (NASDAQ:TRMM) and the Company’s wholly-owned subsidiaries, TRM ATM Corporation, an Oregon corporation (“TRM ATM”) and TRM (Canada) Corporation, a Canadian corporation (“TRM (Canada)”), entered into a Purchase Agreement (the “Agreement”) with eFunds Corporation, a Delaware corporation (“eFunds”) (NYSE: EFD) and its wholly owned subsidiary, eFunds (Canada) Corporation, a Nova Scotia unlimited liability company (“eFunds (Canada)”).  Pursuant to the Agreement, at the closing, (i) TRM ATM will purchase from eFunds all of the membership interests in Access Cash International L.L.C., a Delaware limited liability company (the “Membership Interests”) which after certain restructuring transactions will own substantially all of eFund’s business of operating ATMs in the United States and (ii) TRM (Canada) will purchase from eFunds (Canada) substantially all of the assets constituting eFund’s business of operating ATMs in Canada (the “ATM Assets”).

The cash purchase price to be paid for the Membership Interests and the ATM Assets is $150,000,000, subject to working capital and related adjustments.  The Company intends to fund the purchase price primarily through syndicated loan financing underwritten by Banc of America Securities LLC. (the “debt financing”).

The closing is subject to customary closing conditions, including the receipt of proceeds under the debt financing and regulatory approvals.  The transaction is expected to close during the fourth quarter of 2004.

In connection with the execution of the Agreement, TRM ATM has entered into a Master Services Agreement (the “Master Services Agreement”) that is to become effective upon closing under the Agreement.  Pursuant to the Master Services Agreement, eFunds will provide processing and management services to TRM’s ATM portfolio for a period of five years.

The Company and its affiliates have no material relationship with eFunds and its affiliates, other than pursuant to the Agreement and the Master Services Agreement.

Item 9.01 Financial Statements and Exhibits

(c)                                  Exhibits.   The following exhibits are filed with this Current Report on Form 8-K:

No.	Description

99.1	Press release dated September 20, 2004.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRM Corporation
Registrant

Date:	September 21, 2004	By:	/s/ Daniel E. O’Brien
Daniel E. O’Brien
Chief Financial Officer

EXHIBIT INDEX

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release dated September 20, 2004.*

* Filed electronically herewith.